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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in this registration statement on Form S-4 (File No. 333-49089) of our report dated October 14, 1997, on our audits of the financial statements of Parker Drilling Company. We also consent to the reference to our firm under the caption "Experts."



                                        COOPERS & LYBRAND L.L.P.


Tulsa, Oklahoma
May 15, 1998